short-term borrowings	12 Months Ended
Dec. 31, 2024
short-term borrowings
short-term borrowings
22	short-term borrowings

On May 22, 2024, we entered into an agreement with an arm’s-length securitization trust associated with a major Schedule I bank allowing us to borrow up to $1.6 billion, secured by certain trade receivables and unbilled customer finance receivables; the term of this revolving - period securitization agreement ends May 22, 2027, and requires minimum cash advances of $920 million. Funding under the agreement may be provided in either Canadian dollars or U.S. dollars. Currency risk associated with funding denominated in U.S. dollars is managed through the use of foreign currency forward contracts.

This agreement replaced a previous agreement with an arm’s-length securitization trust that allowed us to sell interests in certain trade receivables up to a maximum of $0.6 billion and which was set to end December 31, 2024. The previous agreement required minimum cash proceeds of $100 million from monthly sales of interests in certain trade receivables; the sales of trade receivables were accounted for as collateralized short-term borrowings and thus did not result in our de-recognition of the trade receivables sold. When we sold our trade receivables, we retained reserve accounts, which were retained interests in the securitized trade receivables, and servicing rights. As at December 31, 2023, we had sold to the securitization trust (but continued to recognize) trade receivables of $121 million.

Short-term borrowings of $0.9 billion (2023 – $0.1 billion for the previous securitization trust) are comprised of amounts advanced to us by the arm’s-length securitization trust; all amounts advanced as at December 31, 2024, were denominated in U.S. dollars.

The balance of short-term borrowings (if any) is comprised of amounts drawn on bilateral bank facilities and/or other.